Note 9 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Service cost including administrative expenses	$ 5,805	$ 6,405	$ 8,240
Interest cost	11,967	11,388	9,254
Expected return on plan assets	(18,504)	(17,725)	(16,104)
Amortization of net loss	750	220	0
Amortization of prior service cost	8	66	91
Net periodic benefit cost	$ 26	$ 354	$ 1,481